UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2015

Date of reporting period:	September 1, 2014 – February 28, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PRYAX

Putnam Retirement Income Fund Lifestyle 2

Semiannual report 2|28|15

A world of investing.®

Putnam INVESTMENTS

PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 2

Semiannual report
2 | 28 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Conditions for investors in early 2015 offer reasons for both optimism and a degree of caution. After losing ground at the start of the year, many stock markets around the world have delivered positive results, but not without some volatility. Markets in the United States, Europe, and Japan have hit record or multiyear highs. An improving U.S. economy, global economic data, and the accommodative policies of several central banks provide sources of confidence.

The European Central Bank’s asset-purchase program, begun in early March, seeks to stimulate growth and combat the eurozone’s deflation risk. Investors have responded by sending European equities to record highs. Meanwhile, the U.S. Federal Reserve has stated that it will be patient in raising interest rates, while also acknowledging the nation’s strengthening economic recovery.

In the United States, the unemployment rate has dropped, while the nation’s gross domestic product has expanded for three consecutive quarters. Europe’s gross domestic product expanded by 0.3% in the fourth quarter of 2014 from the third quarter, and a weaker euro has boosted the competitiveness of the region.

In today’s environment, investors should consider a range of investment opportunities. An example would be Putnam’s new ways of thinking, which integrate innovative investment ideas into time-tested, traditional strategies. Our experienced equity and fixed-income teams invest across many asset classes and pursue flexible strategies that seek out opportunities for growth or income while being mindful of risk. We also believe that it is important to rely on the counsel of your financial advisor, who can help your portfolio match your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

April 14, 2015

Putnam Retirement Income Fund Lifestyle 2

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 2 is designed for investors who are willing to accept a prudent amount of risk — by investing a portion of their assets in stocks, bonds, and mutual funds — while seeking income for their retirement years.

Managed by Putnam's experienced Global Asset Allocation group

The fund is managed by a veteran portfolio team who each have more than 20 years of investment experience. As specialists in multi-asset investing, they are skilled in top-down asset allocation decisions as well as selecting stocks and bonds across global markets. They pursue strong returns within the fund's risk profile to seek to deliver long-term income in retirement.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Joshua B. Kutin, CFA
(industry since 1998)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Retirement Income Fund Lifestyle 2

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 2 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return Funds.

Strategic allocations

Absolute Return Funds 39%
Fixed income 42%
Equity 19%

Allocations shown reflect portfolio weightings as of 2/28/15. Holdings and allocations may vary over time.

Retirement Income Fund Lifestyle 2 3

Performance
snapshot

Annualized total return (%) comparison as of 2/28/15

The fund — class A shares before sales charge
Putnam Retirement Income Fund Lifestyle 2 (PRYAX)
Fund's primary benchmark
Barclays U.S. Aggregate Bond Index
Fund's secondary benchmark
S&P 500 Index
5.08
3.67
17.05
5.80
2.76
18.00
4.88
5.05
15.51
1.96
2.25
6.12
LIFE OF FUND
(since 6/13/11)
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4     Retirement Income Fund Lifestyle 2

Interview with your fund’s portfolio manager

Robert J. Kea, CFA

How would you describe the investment environment during the six-month reporting period that ended February 28, 2015?

For most of the semiannual period, investors benefited from strong market performance. Major U.S. equity indexes achieved record highs, although there were several episodes of volatility. In addition, the price of oil, which dropped by more than 50% in the second half of 2014, had a stimulative effect on U.S. consumers, while it hurt companies connected to the oil/gas shale industry.

There was solid evidence of accelerating growth in the U.S. economy. Gross domestic product [GDP] expanded at a 5% rate during the third quarter of 2014 and at a 2.2% rate in the fourth quarter. Many U.S. corporations have seen bottom-line growth in recent quarters fostered largely by low interest rates and cost-cutting initiatives. With GDP accelerating, we had begun to see greater evidence of top-line revenue growth and sustainable revenue generation. This appeared to fuel greater investor optimism about the fundamental health of the U.S. economy and higher valuations for U.S. stocks.

U.S. bonds also produced positive results, as interest rates remained low, despite the Federal Reserve’s signaling of eventual interest-rate hikes in the middle or latter part of 2015. The international markets did not fare nearly as well, as the eurozone’s ongoing

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Retirement Income Fund Lifestyle 2     5

economic struggles continued to push international stock and bond indexes into negative territory.

How did Putnam Retirement Income Fund Lifestyle 2 perform in this environment, and what were the key drivers of performance during the semiannual period?

With strategic diversification across multiple asset classes, Putnam Retirement Income Fund Lifestyle 2 delivered positive results for investors. The portfolio benefited from the performance of U.S. equity and fixed-income markets as well as each of the four Putnam Absolute Return Funds. Putnam Absolute Return 500 Fund and 700 Fund performed particularly well. Positive contributions came from long equity and short commodities positions, as well as several non-directional strategies designed to take advantage of opportunities regardless of market direction. Active currency strategies and equity long-short positions chosen with our quantitative approaches were two such strategies.

The rally in the U.S. equity market is now close to six years old. Are you concerned about the sustainability of this upward march?

In spite of robust positive momentum during the past several years, U.S. equities have experienced volatility — even during this recent period — with abrupt dips providing new buying opportunities and establishing new support for further growth. That said, we are concerned in some cases that equity valuations may be a bit higher than normal versus the market’s long-term price-to-earnings ratio. For that reason, we have reduced our overall overweight to U.S. large-cap common stocks. We believe that future growth in the U.S. equity market is unlikely to eclipse the pace of recent years. However, we continue

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 2/28/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Retirement Income Fund Lifestyle 2

“We believe that future growth in
the U.S. equity market is unlikely to
eclipse the pace of recent years.”

Bob Kea

to believe that equities — and U.S. equities in particular — can provide sound risk-adjusted returns on a relative basis versus other asset classes.

Did you make any strategy shifts during the period?

Aside from reducing the overweight to U.S. equities, there were no major changes to the overall strategy during the period. We continue to prefer U.S. equities to international developed or emerging markets and believe they can deliver attractive risk-adjusted returns going forward. In fixed income, we have de-emphasized credit risk as the credit cycle starts to turn. Our outlook for rate-sensitive fixed-income exposures has improved slightly. Historically, hikes in short-term interest rates haven’t necessarily been met with a spike in longer-term rates. In addition, we see a number of factors that can help keep a lid on rates. Finally, within some of the absolute return strategies, we are continuing to search for new non-directional opportunities.

Did any strategies involving derivatives play a significant role?

We used credit default swaps to hedge credit risk in fixed-income holdings and to hedge market risks, as well as to gain exposure to individual securities and baskets of securities.

What is your outlook?

We remain generally constructive in our outlook. The gathering strength of the U.S. economy and the Fed’s more transparent

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Retirement Income Fund Lifestyle 2     7

forward guidance on interest rates convince us that our U.S. investments may provide the most reliable source of momentum. Although we think the pace of growth in the U.S. equity market will slow further during the remainder of 2015, we believe U.S. stocks can continue to produce reasonable risk-adjusted returns as we progress deeper into the year.

That said, we are closely monitoring the slowing pace of earnings growth and increase in price multiples, which could threaten equity markets should they persist. With regard to fixed income, the Fed, as I mentioned, seems on track to raise short-term interest rates at some point in 2015. While intermediate- and longer-term rates seem low historically, we do believe that they could remain at these levels for some time given the high demand for fixed income and depressed rate levels seen around the world. Regardless of rate movement, the negative correlation of interest-rate risk to other types of risk included in the portfolio, such as equity risk, remains beneficial to our efforts to keep volatility more moderate. In addition, given the prolonged bull market in equities and our outlook for relatively minor interest-rate changes, new non-directional opportunities within the Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund are likely to play an important role.

Thank you, Bob, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Retirement Income Fund Lifestyle 2

in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts at Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Retirement Income Fund Lifestyle 2     9

IN THE NEWS

The U.S. dollar showed continued strength in early March — climbing to a nearly 12-year high against the euro. A strengthening greenback supports consumer spending, with gains expected in the U.S. retail and travel sectors. At the same time, U.S.-based companies with global operations, such as those in pharmaceuticals and consumer electronics, may start earning less from international sales. German industrials, on the other hand, have taken advantage of a 17% decline in the euro in an effort to make prices more competitive. In 2014, sales from German manufacturers rose 11% in China and 6.5% in the United States, according to Germany’s federal statistical office Destatis. For 2015, the German machine tool industry expects another 3% boost in total production output. However, many countries in the 19-nation eurozone continue to cope with stagnation and high unemployment rates, which are up to 25% in Greece and Spain. To combat deflation, the European Central Bank implemented a €60 billion per-month bond repurchase program, which began in early March. However, these quantitative easing policies are likely to sustain currency weakness in many European economies.

10     Retirement Income Fund Lifestyle 2

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	20.17%	15.36%	16.89%	13.89%	16.89%	16.89%	19.10%	15.23%	19.06%	21.32%
Annual average	5.08	3.93	4.30	3.57	4.30	4.30	4.83	3.90	4.82	5.35
3 years	18.45	13.71	15.80	12.80	15.80	15.80	17.65	13.82	17.53	19.37
Annual average	5.80	4.37	5.01	4.10	5.01	5.01	5.57	4.41	5.53	6.08
1 year	4.88	0.68	4.08	–0.92	4.08	3.08	4.65	1.25	4.55	5.11
6 months	1.96	–2.12	1.59	–3.30	1.59	0.61	1.85	–1.46	1.85	2.08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 2/28/15

	Barclays U.S. Aggregate Bond Index	S&P 500 Index
Life of fund	14.31%	79.24%
Annual average	3.67	17.05
3 years	8.50	64.30
Annual average	2.76	18.00
1 year	5.05	15.51
6 months	2.25	6.12

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Retirement Income Fund Lifestyle 2     11

Fund price and distribution information For the six-month period ended 2/28/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	6		1	1	6		6	6
Income	$0.185		$0.153	$0.153	$0.173		$0.173	$0.197
Capital gains
Long-term gains	0.137		0.137	0.137	0.137		0.137	0.137
Short-term gains	0.117		0.117	0.117	0.117		0.117	0.117
Total	$0.439		$0.407	$0.407	$0.427		$0.427	$0.451
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
8/31/14	$10.95	$11.41	$10.85	$10.85	$10.94	$11.31	$10.94	$10.96
2/28/15	10.72	11.17	10.61	10.61	10.71	11.07	10.71	10.73
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
Current dividend rate[1,2]	0.56%	0.54%	N/A	N/A	0.34%	0.33%	0.34%	0.78%
Current 30-day SEC yield[3,4] (with expense limitation)	N/A	1.18	0.47%	0.48%	N/A	0.97	0.96	1.47
Current 30-day SEC yield[3] (without expense limitation)	N/A	0.21	–0.54	–0.53	N/A	–0.01	–0.05	0.45

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

4 For a portion of the period, the fund may have limited expenses, without which yields would have been lower.

12     Retirement Income Fund Lifestyle 2

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	19.89%	15.09%	16.56%	13.56%	16.56%	16.56%	18.80%	14.94%	18.76%	21.06%
Annual average	4.89	3.77	4.12	3.40	4.12	4.12	4.64	3.73	4.63	5.16
3 years	17.06	12.38	14.55	11.55	14.55	14.55	16.27	12.49	16.16	17.97
Annual average	5.39	3.97	4.63	3.71	4.63	4.63	5.15	4.00	5.12	5.66
1 year	4.30	0.13	3.59	–1.40	3.59	2.59	4.07	0.69	4.08	4.63
6 months	2.90	–1.22	2.53	–2.41	2.53	1.54	2.79	–0.55	2.79	3.01

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year ended 8/31/14*	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%
Total annual operating expenses for the fiscal year ended 8/31/14	2.11%	2.86%	2.86%	2.36%	2.36%	1.86%
Annualized expense ratio for the six-month period ended 2/28/15	0.70%	1.45%	1.45%	0.95%	0.95%	0.45%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.30%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/15.

Retirement Income Fund Lifestyle 2     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2014, to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$3.51	$7.25	$7.25	$4.75	$4.75	$2.25
Ending value (after expenses)	$1,019.60	$1,015.90	$1,015.90	$1,018.50	$1,018.50	$1,020.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2015, use the following calculation method. To find the value of your investment on September 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$3.51	$7.25	$7.25	$4.76	$4.76	$2.26
Ending value (after expenses)	$1,021.32	$1,017.60	$1,017.60	$1,020.08	$1,020.08	$1,022.56

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Retirement Income Fund Lifestyle 2

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Retirement Income Fund Lifestyle 2     15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2015, Putnam employees had approximately $499,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Retirement Income Fund Lifestyle 2

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Retirement Income Fund Lifestyle 2     17

The fund’s portfolio 2/28/15 (Unaudited)

INVESTMENT COMPANIES (43.3%)*	Shares	Value
iShares MSCI EAFE ETF	637	$41,450
Putnam Absolute Return 100 Fund Class Y Ω	70,106	711,578
Putnam Absolute Return 300 Fund Class Y Ω	166,173	1,731,525
Putnam Absolute Return 500 Fund Class Y Ω	262,013	3,026,246
Putnam Absolute Return 700 Fund Class Y Ω	37,548	468,223
Putnam Money Market Fund Class A Ω	558,264	558,264
SPDR S&P 500 ETF Trust	363	76,470
SPDR S&P MidCap 400 ETF Trust	38	10,420
Total investment companies (cost $6,598,586)		$6,624,176

COMMON STOCKS (18.3%)*	Shares	Value
Basic materials (0.8%)
Antofagasta PLC (United Kingdom)	597	$7,069
Asahi Kasei Corp. (Japan)	1,000	10,337
BASF SE (Germany)	81	7,764
BHP Billiton, Ltd. (Australia)	229	6,009
Ferrovial SA (Spain)	367	7,779
Givaudan SA (Switzerland)	4	7,682
LyondellBasell Industries NV Class A	257	22,079
Mitsubishi Chemical Holdings Corp. (Japan)	1,000	5,573
Rio Tinto PLC (United Kingdom)	178	8,772
SBA Communications Corp. Class A †	94	11,723
Sherwin-Williams Co. (The)	64	18,253
Stora Enso OYJ Class R (Finland)	670	6,433
Yara International ASA (Norway)	175	9,633
		129,106
Capital goods (1.1%)
ABB, Ltd. (Switzerland)	196	4,204
Allison Transmission Holdings, Inc.	99	3,150
BAE Systems PLC (United Kingdom)	1,564	12,846
Ball Corp.	101	7,243
Canon, Inc. (Japan)	200	6,510
Caterpillar, Inc.	108	8,953
Crown Holdings, Inc. †	249	13,197
IDEX Corp.	61	4,713
Illinois Tool Works, Inc.	227	22,441
Ingersoll-Rand PLC	84	5,644
Joy Global, Inc.	75	3,324
Leggett & Platt, Inc.	97	4,370
Northrop Grumman Corp.	119	19,719
Raytheon Co.	230	25,017
Roper Industries, Inc.	87	14,579
Toyoda Gosei Co., Ltd. (Japan)	200	4,425
Vinci SA (France)	147	8,722
		169,057
Communication services (0.5%)
Belgacom SA (Belgium)	233	8,765
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	2,114	3,390

18     Retirement Income Fund Lifestyle 2

COMMON STOCKS (18.3%)* cont.	Shares	Value
Communication services cont.
CenturyLink, Inc.	418	$15,825
Deutsche Telekom AG (Germany)	466	8,693
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	100	6,208
NTT DoCoMo, Inc. (Japan)	200	3,564
Orange SA (France)	595	10,853
Sky PLC (United Kingdom)	523	8,046
Spark New Zealand, Ltd. (New Zealand)	1,921	4,749
Telstra Corp., Ltd. (Australia)	838	4,169
Verizon Communications, Inc.	65	3,214
Vodafone Group PLC (United Kingdom)	793	2,747
		80,223
Conglomerates (0.2%)
AMETEK, Inc.	127	6,749
Bouygues SA (France)	240	9,516
Mitsui & Co., Ltd. (Japan)	500	6,958
		23,223
Consumer cyclicals (2.2%)
ADT Corp. (The) S	103	4,040
Asahi Glass Co., Ltd. (Japan)	1,000	6,309
Bayerische Motoren Werke (BMW) AG (Germany)	86	10,875
Dai Nippon Printing Co., Ltd. (Japan)	1,000	9,698
Daihatsu Motor Co., Ltd. (Japan)	400	5,728
Daimler AG (Registered Shares) (Germany)	56	5,421
Daito Trust Construction Co., Ltd. (Japan)	100	10,831
Deckers Outdoor Corp. †	24	1,782
Discovery Communications, Inc. Class A †	168	5,426
Expedia, Inc.	56	5,138
Fuji Heavy Industries, Ltd. (Japan)	200	6,809
Gap, Inc. (The)	126	5,242
General Motors Co.	118	4,403
Hanesbrands, Inc.	72	9,183
Harley-Davidson, Inc.	137	8,709
Harman International Industries, Inc.	7	966
Hilton Worldwide Holdings, Inc. †	454	12,835
Home Depot, Inc. (The)	330	37,868
Host Hotels & Resorts, Inc. R	341	7,161
Hugo Boss AG (Germany)	50	6,435
Kimberly-Clark Corp.	224	24,564
Lear Corp.	60	6,535
Lowe’s Cos., Inc.	273	20,227
Macy’s, Inc.	149	9,494
Marks & Spencer Group PLC (United Kingdom)	992	7,726
Marriott International, Inc./MD Class A	104	8,642
NVR, Inc. †	3	3,996
Omnicom Group, Inc.	122	9,704
ProSiebenSat.1 Media AG (Germany)	126	6,189
Ryman Hospitality Properties R	156	9,376
Scripps Networks Interactive Class A	58	4,193
SJM Holdings, Ltd. (Hong Kong)	2,000	2,888

Retirement Income Fund Lifestyle 2     19

COMMON STOCKS (18.3%)* cont.	Shares	Value
Consumer cyclicals cont.
Starz Class A †	66	$2,194
Swire Pacific, Ltd. Class A (Hong Kong)	1,000	13,661
Time Warner, Inc.	210	17,191
VF Corp.	33	2,530
Viacom, Inc. Class B	173	12,100
Wyndham Worldwide Corp.	93	8,508
		334,577
Consumer staples (1.5%)
British American Tobacco (BAT) PLC (United Kingdom)	141	8,233
Bunge, Ltd.	107	8,750
Colgate-Palmolive Co.	66	4,674
CVS Health Corp.	374	38,847
Dr. Pepper Snapple Group, Inc.	209	16,467
Energizer Holdings, Inc.	25	3,346
Geo Group, Inc. (The) R	172	7,422
Imperial Tobacco Group PLC (United Kingdom)	172	8,479
ITOCHU Corp. (Japan)	500	5,609
Japan Tobacco, Inc. (Japan)	100	3,160
Kao Corp. (Japan)	100	4,478
Kirin Holdings Co., Ltd. (Japan)	400	5,236
Koninklijke Ahold NV (Netherlands)	415	7,786
Lawson, Inc. (Japan)	100	6,542
Liberty Ventures Ser. A †	54	2,170
ManpowerGroup, Inc.	102	8,207
Metcash, Ltd. (Australia)	927	1,135
Mondelez International, Inc. Class A	760	28,071
Monster Beverage Corp. †	104	14,676
Nestle SA (Switzerland)	157	12,252
Philip Morris International, Inc.	118	9,789
Reckitt Benckiser Group PLC (United Kingdom)	45	4,071
Swedish Match AB (Sweden)	163	5,136
Unilever NV ADR (Netherlands)	231	10,056
Unilever PLC (United Kingdom)	87	3,849
Woolworths, Ltd. (Australia)	141	3,380
		231,821
Energy (1.1%)
Baker Hughes, Inc.	131	8,189
BP PLC (United Kingdom)	1,204	8,328
Exxon Mobil Corp.	172	15,229
Halcon Resources Corp. †	30	58
Halliburton Co.	203	8,717
Marathon Petroleum Corp.	185	19,425
Oil States International, Inc. †	34	1,478
Phillips 66	293	22,989
Royal Dutch Shell PLC Class A (United Kingdom)	299	9,777
Royal Dutch Shell PLC Class B (United Kingdom)	165	5,618
Schlumberger, Ltd.	302	25,416
Statoil ASA (Norway)	145	2,733
Superior Energy Services, Inc.	341	7,632

20     Retirement Income Fund Lifestyle 2

COMMON STOCKS (18.3%)* cont.	Shares	Value
Energy cont.
Total SA (France)	164	$8,852
Valero Energy Corp.	391	24,121
Woodside Petroleum, Ltd. (Australia)	191	5,236
		173,798
Financials (5.6%)
Alexandria Real Estate Equities, Inc. R	120	11,509
Allianz SE (Germany)	16	2,679
American Capital Agency Corp. R	260	5,573
American International Group, Inc.	17	941
American Realty Capital Properties, Inc. R	241	2,364
AMP, Ltd. (Australia)	1,441	7,534
Aon PLC	193	19,369
Apartment Investment & Management Co. Class A R	213	8,026
Aspen Insurance Holdings, Ltd.	27	1,238
Australia & New Zealand Banking Group, Ltd. (Australia)	115	3,173
AvalonBay Communities, Inc. R	120	20,201
Aviva PLC (United Kingdom)	983	8,180
Axis Capital Holdings, Ltd.	78	4,043
Baloise Holding AG (Switzerland)	36	4,682
Banco Santander SA (Spain)	719	5,256
Bank of New York Mellon Corp. (The)	319	12,486
Bendigo and Adelaide Bank, Ltd. (Australia)	406	4,063
Boston Properties, Inc. R	153	21,024
Brixmor Property Group, Inc. R	336	8,534
CaixaBank SA (Spain)	1,193	5,540
Camden Property Trust R	132	9,608
CBRE Group, Inc. Class A †	303	10,381
CNP Assurances (France)	450	7,460
Commonwealth Bank of Australia (Australia)	97	6,960
Corio NV (Netherlands) R	77	4,279
Corporate Office Properties Trust R	283	8,320
DDR Corp. R	36	682
Deutsche Boerse AG (Germany)	87	7,097
DiamondRock Hospitality Co. R	590	8,543
Digital Realty Trust, Inc. R	31	2,058
Duke Realty Corp. R	469	10,018
DuPont Fabros Technology, Inc. R	368	11,522
Equity Lifestyle Properties, Inc. R	23	1,239
Equity Residential Trust R	297	22,878
Essex Property Trust, Inc. R	25	5,561
Everest Re Group, Ltd.	34	6,033
Extra Space Storage, Inc. R	21	1,381
Federal Realty Investment Trust R	20	2,841
General Growth Properties R	621	18,015
Goldman Sachs Group, Inc. (The)	163	30,936
HCP, Inc. R	265	11,225
Health Care REIT, Inc. R	197	15,191
Healthcare Realty Trust, Inc. R	260	7,420

Retirement Income Fund Lifestyle 2     21

COMMON STOCKS (18.3%)* cont.	Shares	Value
Financials cont.
Highwoods Properties, Inc. R	204	$9,304
HSBC Holdings PLC (United Kingdom)	1,385	12,344
Insurance Australia Group, Ltd. (Australia)	1,261	6,005
Jones Lang LaSalle, Inc.	32	5,160
JPMorgan Chase & Co.	641	39,280
KeyCorp	647	9,013
Kimco Realty Corp. R	526	13,823
Legal & General Group PLC (United Kingdom)	1,938	8,363
Liberty Property Trust R	224	8,337
Macerich Co. (The) R	51	4,266
Medical Properties Trust, Inc. R	716	10,840
Mid-America Apartment Communities, Inc. R	8	580
Morgan Stanley	366	13,099
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	15	3,114
National Health Investors, Inc. R	101	7,189
Natixis SA (France)	1,288	9,325
Outfront Media, Inc. R	99	2,965
PartnerRe, Ltd.	57	6,527
Partners Group Holding AG (Switzerland)	13	3,992
Persimmon PLC (United Kingdom)	306	8,333
PNC Financial Services Group, Inc.	286	26,301
Post Properties, Inc. R	114	6,483
Prologis, Inc. R	470	20,074
Public Storage R	196	38,655
Realty Income Corp. R	84	4,205
Regency Centers Corp. R	8	525
Reinsurance Group of America, Inc. Class A	49	4,376
Resona Holdings, Inc. (Japan)	1,600	8,995
Simon Property Group, Inc. R	245	46,638
SL Green Realty Corp. R	38	4,823
Spirit Realty Capital, Inc. R	242	2,965
State Street Corp.	314	23,377
Stockland (Units) (Australia) R	1,904	6,970
Sumitomo Mitsui Financial Group, Inc. (Japan)	100	3,984
Sunstone Hotel Investors, Inc. R	542	9,458
Svenska Handelsbanken AB Class A (Sweden)	227	11,436
Swedbank AB Class A (Sweden)	131	3,410
Taubman Centers, Inc. R	134	9,694
Tryg A/S (Denmark)	33	4,105
Two Harbors Investment Corp. R	571	5,961
UDR, Inc. R	59	1,884
Visa, Inc. Class A	15	4,070
Vornado Realty Trust R	104	11,444
Washington Real Estate Investment Trust R	199	5,640
Weingarten Realty Investors R	259	9,381
Wells Fargo & Co.	176	9,643
Westpac Banking Corp. (Australia)	397	11,810

22     Retirement Income Fund Lifestyle 2

COMMON STOCKS (18.3%)* cont.	Shares	Value
Financials cont.
WP Carey, Inc. R	13	$892
XL Group PLC	199	7,204
Zurich Insurance Group AG (Switzerland)	27	8,632
		860,957
Health care (2.0%)
Anthem, Inc.	134	19,624
AstraZeneca PLC (United Kingdom)	179	12,351
C.R. Bard, Inc.	55	9,303
Cardinal Health, Inc.	152	13,374
Celgene Corp. †	188	22,848
Charles River Laboratories International, Inc. †	40	3,067
Edwards Lifesciences Corp. †	76	10,110
Eisai Co., Ltd. (Japan)	100	5,225
Gilead Sciences, Inc. †	81	8,386
GlaxoSmithKline PLC (United Kingdom)	280	6,664
Health Net, Inc./CA †	37	2,122
Indivior PLC (United Kingdom) †	45	121
Intuitive Surgical, Inc. †	12	6,000
Johnson & Johnson	273	27,985
McKesson Corp.	99	22,641
Merck & Co., Inc.	578	33,836
Mettler-Toledo International, Inc. †	10	3,142
Novartis AG (Switzerland)	118	12,062
Pfizer, Inc.	1,199	41,150
Roche Holding AG-Genusschein (Switzerland)	31	8,415
Sanofi (France)	87	8,538
Takeda Pharmaceutical Co., Ltd. (Japan)	200	10,244
Ventas, Inc. R	159	11,841
		299,049
Technology (2.3%)
Activision Blizzard, Inc.	430	10,028
Amdocs, Ltd.	134	7,035
Apple, Inc.	516	66,281
Avago Technologies, Ltd.	90	11,486
Broadcom Corp. Class A	418	18,906
Computer Sciences Corp.	196	13,900
Dun & Bradstreet Corp. (The)	51	6,756
eBay, Inc. †	504	29,187
Electronic Arts, Inc. †	24	1,372
EMC Corp.	313	9,058
Google, Inc. Class A †	59	33,195
Hoya Corp. (Japan)	200	8,081
Iron Mountain, Inc. R	257	9,445
L-3 Communications Holdings, Inc.	119	15,402
Leidos Holdings, Inc.	104	4,682
Marvell Technology Group, Ltd.	495	7,979
Microsoft Corp.	84	3,683
NetApp, Inc.	343	13,257
Nippon Electric Glass Co., Ltd. (Japan)	1,000	5,004

Retirement Income Fund Lifestyle 2     23

COMMON STOCKS (18.3%)* cont.	Shares	Value
Technology cont.
Oracle Corp.	762	$33,391
Symantec Corp.	458	11,523
Western Digital Corp.	176	18,828
Xerox Corp.	860	11,739
		350,218
Transportation (0.4%)
ComfortDelgro Corp., Ltd. (Singapore)	3,000	6,471
Delta Air Lines, Inc.	26	1,158
Deutsche Post AG (Germany)	160	5,448
Japan Airlines Co., Ltd. (Japan) UR	200	6,159
Southwest Airlines Co.	508	21,966
Union Pacific Corp.	124	14,912
Yangzijiang Shipbuilding Holdings, Ltd. (China)	4,000	3,594
		59,708
Utilities and power (0.6%)
Alliant Energy Corp.	17	1,081
Edison International	239	15,356
Electricite De France SA (France)	187	5,169
Energias de Portugal (EDP) SA (Portugal)	1,789	7,059
ENI SpA (Italy)	295	5,506
Entergy Corp.	288	22,899
OGE Energy Corp.	144	4,681
Red Electrica Corporacion SA (Spain)	103	8,776
Snam SpA (Italy)	1,471	7,444
UGI Corp.	189	6,424
		84,395
Total common stocks (cost $2,280,665)		$2,796,132

U.S. TREASURY OBLIGATIONS (8.4%)*	Principal amount	Value
U.S. Treasury Bonds
3 3/4s, November 15, 2043	$30,000	$37,117
2 3/4s, August 15, 2042	60,000	61,791
U.S. Treasury Notes
3 1/2s, February 15, 2018	80,000	85,793
2 3/4s, November 15, 2023	20,000	21,300
2 3/8s, August 15, 2024	160,000	165,173
2s, February 15, 2023	70,000	70,609
2s, November 30, 2020	90,000	91,628
1 3/4s, May 31, 2016	130,000	132,211
1 1/8s, December 31, 2019	130,000	127,767
1s, August 31, 2016 §	220,000	221,788
3/4s, March 31, 2018	200,000	198,088
3/4s, December 31, 2017	70,000	69,550
Total U.S. treasury obligations (cost $1,251,834)		$1,282,815

24     Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (7.2%)*	Principal amount	Value
Basic materials (0.5%)
Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	$5,000	$4,980
Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	2,000	2,285
ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	5,000	6,175
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	4,000	4,568
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	3,000	3,328
CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	2,000	2,411
Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	5,000	5,203
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. notes 6s, 2041 (Canada)	5,000	5,636
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	10,000	10,288
LyondellBasell Industries NV sr. unsec. unsub. notes 4 5/8s, 2055	5,000	4,934
Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	2,000	2,036
NOVA Chemicals Corp. 144A sr. unsec. notes 5s, 2025 (Canada)	2,000	2,113
Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	5,000	5,358
Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020	5,000	5,196
Westvaco Corp. company guaranty sr. unsec. unsub. notes 8.2s, 2030	5,000	7,021
Westvaco Corp. company guaranty sr. unsec. unsub. notes 7.95s, 2031	5,000	6,639
		78,171
Capital goods (0.1%)
Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	5,000	5,381
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	10,000	10,388
United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	5,000	5,547
		21,316
Communication services (1.4%)
American Tower Corp. sr. unsec. notes 7s, 2017 R	5,000	5,640
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty sr. notes 3.849s, 2023	5,000	5,042
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	5,000	5,138
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	10,000	10,075
Comcast Cable Communications Holdings, Inc. company guaranty sr. unsec. notes 9.455s, 2022	5,000	7,280
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	10,000	14,309
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	5,000	5,275
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	10,000	11,263
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	5,000	4,975
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	15,000	13,894

Retirement Income Fund Lifestyle 2     25

CORPORATE BONDS AND NOTES (7.2%)* cont.	Principal amount	Value
Communication services cont.
Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	$5,000	$7,123
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	10,000	10,588
Orange SA sr. unsec. unsub. notes 5 3/8s, 2019 (France)	5,000	5,676
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	3,000	3,462
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	4,000	5,737
Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	35,000	35,658
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	15,000	15,788
Telefonica Emisiones SAU company guaranty sr. unsec. unsub. notes 7.045s, 2036 (Spain)	5,000	6,807
Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038	11,000	13,846
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	2,000	2,538
Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s, 2054	200	5,328
Verizon Communications, Inc. sr. unsec. unsub. notes 5.05s, 2034	5,000	5,454
Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	5,000	5,097
Verizon New York, Inc. company guaranty sr. unsec. notes Ser. B, 7 3/8s, 2032	1,000	1,264
		207,257
Consumer cyclicals (1.2%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes 7.85s, 2039	5,000	7,488
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. notes 3s, 2022	5,000	5,075
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	5,000	5,450
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	5,000	5,425
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	10,000	14,139
D.R. Horton, Inc. company guaranty sr. unsec. notes 5 3/4s, 2023	5,000	5,438
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	5,000	4,827
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	5,000	5,616
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	2,000	3,302
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	6,000	8,381
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	5,000	7,431
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021	2,000	2,048
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 3 1/4s, 2018	2,000	2,043
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 2 3/4s, 2016	3,000	3,044
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4s, 2025	3,000	3,074
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	5,000	5,511
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021	15,000	14,475

26     Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (7.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
INVISTA Finance, LLC 144A company guaranty sr. notes 4 1/4s, 2019	$3,000	$3,004
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029	4,000	5,163
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	5,000	5,615
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 3 5/8s, 2024	3,000	3,091
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub. notes 7s, 2028	3,000	3,870
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	15,000	15,300
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	10,000	10,513
Nordstrom, Inc. sr. unsec. notes 5s, 2044	4,000	4,631
Owens Corning company guaranty sr. unsec. notes 9s, 2019	5,000	6,035
QVC, Inc. company guaranty sr. notes 4.85s, 2024	2,000	2,074
QVC, Inc. company guaranty sr. unsub. notes 4.45s, 2025	2,000	2,021
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	5,000	5,250
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	5,000	5,175
Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	5,000	5,143
		179,652
Consumer staples (0.5%)
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	10,000	9,985
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	10,000	15,502
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	5,000	5,725
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019	2,000	2,075
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	2,000	2,000
CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	4,856	5,274
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4 1/2s, 2045	5,000	5,063
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	5,000	6,708
Kroger Co. (The) company guaranty sr. unsec. notes 6.9s, 2038	5,000	6,821
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	5,000	5,199
Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes 6.6s, 2016	5,000	5,293
Tyson Foods, Inc. company guaranty sr. unsec. bonds 4 7/8s, 2034	2,000	2,243
Walgreens Boots Alliance, Inc. company guaranty sr. unsec. unsub. notes 3.3s, 2021	5,000	5,139
		77,027
Energy (0.4%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	2,000	2,139
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	5,000	6,377

Retirement Income Fund Lifestyle 2     27

CORPORATE BONDS AND NOTES (7.2%)* cont.	Principal amount	Value
Energy cont.
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 2.315s, 2020 (United Kingdom)	$5,000	$5,015
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020	2,000	1,835
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	2,000	1,989
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022	3,000	3,165
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	10,000	13,908
Petrobras Global Finance BV company guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	5,000	4,913
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	5,000	5,992
Weatherford International, Ltd. of Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	5,000	5,728
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	5,000	4,899
Williams Partners LP sr. unsec. notes 5.4s, 2044	3,000	3,115
Williams Partners LP sr. unsec. notes 4.3s, 2024	2,000	2,068
		61,143
Financials (1.8%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	15,000	17,850
American Express Co. jr. unsec. sub. FRN notes Ser. C, 4.9s, perpetual maturity	5,000	4,989
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	4,000	5,540
ARC Properties Operating Partnership LP/Clark Acquisition, LLC company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	7,000	6,854
Associates Corp. of North America sr. unsec. notes 6.95s, 2018	7,000	8,180
Bank of America Corp. jr. unsec. sub. FRN notes Ser. Z, 6 1/2s, perpetual maturity	10,000	10,597
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043	5,000	5,494
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	7,000	7,527
CIT Group, Inc. sr. unsec. notes 5s, 2022	20,000	21,263
Citigroup, Inc. jr. unsec. sub. FRB bonds Ser. B, 5.9s, perpetual maturity	2,000	2,008
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	5,000	6,217
Duke Realty LP sr. unsec. unsub. notes 3 7/8s, 2021 R	5,000	5,250
EPR Properties unsec. notes 5 1/4s, 2023 R	2,000	2,146
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	2,000	1,955
Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	5,000	5,305
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	10,000	11,713
HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB bonds 10.176s, perpetual maturity (Jersey)	15,000	22,613
HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	5,000	5,978
International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015	7,000	7,035

28     Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (7.2%)* cont.	Principal amount	Value
Financials cont.
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	$5,000	$6,000
Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	5,000	4,969
Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	3,000	4,838
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	2,000	2,140
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	5,000	4,888
Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	12,000	12,930
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	5,000	5,075
Royal Bank of Scotland PLC (The) unsec. sub. FRN notes Ser. REGS, 9 1/2s, 2022 (United Kingdom)	5,000	5,668
Santander UK PLC 144A unsec. sub. notes 5s, 2023 (United Kingdom)	10,000	10,839
Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	5,000	5,064
Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	5,000	5,020
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	10,000	10,275
Teachers Insurance & Annuity Association of America 144A unsec. sub. FRN notes 4 3/8s, 2054	2,000	2,296
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	5,000	5,088
Wells Fargo & Co. jr. unsec. sub. FRB bonds Ser. U, 5 7/8s, perpetual maturity	15,000	15,788
Willis Group Holdings PLC company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	5,000	5,645
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	5,000	5,187
		270,224
Health care (0.4%)
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019	2,000	2,185
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	15,000	15,319
Medtronic PLC 144A sr. unsec. notes 4 3/8s, 2035	3,000	3,268
Medtronic PLC 144A sr. unsec. notes 3 1/2s, 2025	2,000	2,088
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R	5,000	5,250
Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	12,000	12,525
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	5,000	5,300
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2024	15,000	15,863
		61,798
Technology (0.2%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	3,000	3,029
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	5,000	5,327
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	25,000	26,813
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	2,000	2,310
		37,479
Utilities and power (0.7%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	5,000	5,738
Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042	5,000	5,373
Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	5,000	5,589

Retirement Income Fund Lifestyle 2     29

CORPORATE BONDS AND NOTES (7.2%)* cont.	Principal amount	Value
Utilities and power cont.
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	$5,000	$7,063
Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	5,000	5,982
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	5,000	5,514
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	10,000	10,350
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	6,000	6,316
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	2,000	2,121
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021	5,000	5,078
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	15,000	16,256
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 4.2s, 2022	10,000	10,812
Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	5,000	5,081
Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A, 9 1/2s, 2019	5,000	6,291
Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	5,000	5,425
		102,989
Total corporate bonds and notes (cost $1,061,657)		$1,097,056

CONVERTIBLE BONDS AND NOTES (3.2%)*	Principal amount	Value
Basic materials (0.1%)
AK Steel Corp. cv. company guaranty sr. unsec. unsub. notes 5s, 2019	$6,000	$6,641
Cemex SAB de CV cv. unsec. sub. notes 3 3/4s, 2018 (Mexico)	3,000	3,705
		10,346
Capital goods (0.1%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon 4 1/2s (2 1/4s, 11/15/19) 2029 ††	4,000	2,783
Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	6,000	8,944
WESCO International, Inc. cv. company guaranty sr. unsec. notes 6s, 2029	2,000	4,908
		16,635
Communication services (0.1%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A cv. company guaranty sr. unsec. notes 8 1/4s, 2040	1,000	1,090
Level 3 Communications, Inc. cv. sr. unsec. unsub. notes Ser. B, 7s, 2015	4,000	7,850
Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2027 (In default) † F	7,000	1
TeleCommunication Systems, Inc. cv. sr. unsec. notes 7 3/4s, 2018	4,000	3,760
		12,701
Consumer cyclicals (0.7%)
Callaway Golf Co. cv. sr. unsec. bonds 3 3/4s, 2019	3,000	3,696
Carriage Services, Inc. 144A cv. unsec. sub. notes 2 3/4s, 2021	4,000	4,700
CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	3,000	3,698
Host Hotels & Resorts LP 144A cv. company guaranty sr. unsec. notes 2 1/2s, 2029 R	4,000	6,518

30     Retirement Income Fund Lifestyle 2

CONVERTIBLE BONDS AND NOTES (3.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Jarden Corp. 144A cv. company guaranty sr. unsec. sub. notes 1 1/8s, 2034	$9,000	$10,884
Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	3,000	6,774
Liberty Interactive, LLC cv. sr. unsec. unsub. bonds 3/4s, 2043	5,000	7,106
Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	9,000	4,984
Liberty Interactive, LLC 144A cv. sr. unsec. notes 1s, 2043	6,000	6,713
M/I Homes, Inc. cv. company guaranty sr. sub. notes 3s, 2018	3,000	2,974
Navistar International Corp. 144A cv. sr. unsec. unsub. notes 4 3/4s, 2019	6,000	5,280
Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes 1s, 2018	4,000	5,625
Ryland Group, Inc. (The) cv. company guaranty sr. unsub. notes 1 5/8s, 2018	5,000	7,578
Standard Pacific Corp. cv. company guaranty sr. unsec. unsub. notes 1 1/4s, 2032	4,000	4,843
Tesla Motors, Inc. cv. sr. unsec. notes 1 1/4s, 2021	15,000	12,722
TiVo, Inc. 144A cv. sr. unsec. notes 4s, 2016	3,000	3,420
TiVo, Inc. 144A cv. sr. unsec. notes 2s, 2021	6,000	5,599
		103,114
Consumer staples (0.1%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	2,000	6,175
Vector Group, Ltd. cv. sr. unsec. FRN notes 2 1/2s, 2019	7,000	10,177
		16,352
Energy (0.3%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes 2 1/4s, 2038	22,000	20,171
Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes 2 5/8s, 2019	9,000	6,531
Energy XXI, Ltd. cv. sr. unsec. bonds 3s, 2018 (acquired various dates from 11/19/13 to 1/24/14, cost $3,933) ΔΔ	4,000	1,360
Goodrich Petroleum Corp. cv. company guaranty sr. unsub. notes 5s, 2032	4,000	1,960
Hornbeck Offshore Services, Inc. cv. company guaranty sr. unsec. notes 1 1/2s, 2019	3,000	2,535
Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	4,000	1,860
SEACOR Holdings, Inc. cv. sr. unsec. bonds 3s, 2028	5,000	4,447
Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	4,000	3,560
		42,424
Financials (0.4%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	7,000	7,249
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes 5 1/4s, 2018 R	5,000	5,197
Cowen Group, Inc. 144A cv. sr. unsec. notes 3s, 2019	4,000	4,533
Empire State Realty OP LP 144A cv. sr. unsec. notes 2 5/8s, 2019 R	3,000	3,084
Fidelity National Financial, Inc. cv. sr. unsec. unsub. notes 4 1/4s, 2018	2,000	4,095
Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	7,000	8,711
Hercules Technology Growth Capital, Inc. cv. sr. unsec. notes 6s, 2016	4,000	5,388
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	4,000	4,858
Radian Group, Inc. cv. sr. unsec. unsub. notes 3s, 2017	4,000	5,863

Retirement Income Fund Lifestyle 2     31

CONVERTIBLE BONDS AND NOTES (3.2%)* cont.	Principal amount	Value
Financials cont.
Spirit Realty Capital, Inc. cv. sr. unsec. notes 2 7/8s, 2019 R	$3,000	$3,008
Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes 4s, 2019 R	5,000	5,747
TCP Capital Corp. 144A cv. sr. unsec. notes 5 1/4s, 2019	8,000	8,025
Walter Investment Management Corp. cv. sr. unsec. sub. notes 4 1/2s, 2019	2,000	1,594
		67,352
Health care (0.5%)
Accuray, Inc. cv. sr. unsec. notes 3 3/4s, 2016	6,000	6,608
AMAG Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes 2 1/2s, 2019	2,000	3,788
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes 2 3/4s, 2018	5,000	6,916
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT, 4s, 2016 (China) (In default) † F	5,000	400
China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6 1/4s, 2016 (China) (In default) † F	3,000	210
Endo Health Solutions, Inc. cv. sr. unsec. sub. notes 1 3/4s, 2015	3,000	8,775
Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	3,000	13,639
HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	7,000	8,474
Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s (zero %, 3/1/18) 2042 ††	8,000	9,870
Jazz Investments I, Ltd. 144A cv. company guaranty sr. unsec. notes 1 7/8s, 2021 (Ireland)	8,000	9,280
Medidata Solutions, Inc. cv. sr. unsec. notes 1s, 2018	6,000	6,724
Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	3,000	5,961
		80,645
Technology (0.8%)
AOL, Inc. 144A cv. sr. unsec. unsub. notes 3/4s, 2019	3,000	3,026
Ciena Corp. cv. sr. unsec. notes 4s, 2020	5,000	6,503
Intel Corp. cv. jr. sub. notes 3 1/4s, 2039	3,000	4,956
j2 Global, Inc. cv. sr. unsec. notes 3 1/4s, 2029	6,000	6,983
Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	15,000	41,972
Novellus Systems, Inc. cv. sr. unsec. notes 2 5/8s, 2041	3,000	7,136
ON Semiconductor Corp. cv. company guaranty sr. unsec. sub. notes Ser. B, 2 5/8s, 2026	5,000	6,647
Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	8,000	9,716
Salesforce.com, Inc. cv. sr. unsec. unsub. notes 1/4s, 2018	5,000	6,069
SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	4,000	6,468
ServiceNow, Inc. cv. sr. unsec. unsub. bonds zero %, 2018	3,000	3,630
Verint Systems, Inc. cv. sr. unsec. notes 1 1/2s, 2021	5,000	5,694
Vishay Intertechnology, Inc. 144A cv. sr. unsec. notes 2 1/4s, 2041	5,000	4,397
Yahoo!, Inc. cv. sr. unsec. bonds zero %, 2018	11,000	11,832
		125,029
Transportation (0.1%)
Scorpio Tankers, Inc. 144A cv. sr. unsec. notes 2 3/8s, 2019	10,000	9,738
		9,738
Total convertible bonds and notes (cost $440,525)		$484,336

32     Retirement Income Fund Lifestyle 2

CONVERTIBLE PREFERRED STOCKS (2.2%)*	Shares	Value
Basic materials (0.1%)
Alcoa, Inc. Ser. 1, $2.688 cv. pfd.	239	$11,592
Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	154	8,975
		20,567
Capital goods (0.1%)
United Technologies Corp. $3.75 cv. pfd.	283	18,007
		18,007
Communication services (0.3%)
American Tower Corp. $5.50 cv. pfd. † R	120	12,150
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	147	7,249
Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	73	7,775
Iridium Communications, Inc. Ser. B, 6.75% cv. pfd.	5	1,756
Iridium Communications, Inc. 144A $7.00 cv. pfd.	26	2,914
T-Mobile US, Inc. Ser. A, $2.75 cv. pfd. †	157	9,483
		41,327
Consumer cyclicals (0.3%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	215	5,560
Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (United Kingdom) †	195	25,838
Stanley Black & Decker, Inc. $6.25 cv. pfd.	99	11,385
		42,783
Consumer staples (0.1%)
Tyson Foods, Inc. $2.375 cv. pfd.	173	8,835
		8,835
Energy (0.2%)
Chesapeake Energy Corp. 144A 5.75% cv. pfd.	18	18,101
Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	4	1,550
Southwestern Energy Co. Ser. B, $3.125 cv. pfd. †	116	6,321
		25,972
Financials (0.6%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	296	8,575
AMG Capital Trust II $2.575 cv. pfd.	183	11,312
Banc of California, Inc. 4.00% cv. pfd.	72	3,825
Bank of America Corp. Ser. L, 7.25% cv. pfd.	30	35,025
EPR Properties Ser. C, $1.44 cv. pfd. R	411	10,172
Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	144	9,824
Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	98	4,970
Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	8	9,640
		93,343
Health care (0.2%)
Actavis PLC Ser. A, 5.50% cv. pfd. †	24	24,624
Alere, Inc. Ser. B, 3.00% cv. pfd.	13	4,571
		29,195
Transportation (—%)
Genesee & Wyoming, Inc. $5.00 cv. pfd.	48	6,194
		6,194
Utilities and power (0.3%)
Dominion Resources, Inc./VA $3.188 cv. pfd.	224	11,330
Dynegy, Inc. Ser. A, $5.375 cv. pfd.	40	4,018
El Paso Energy Capital Trust I $2.375 cv. pfd.	145	8,618
Exelon Corp. $3.25 cv. pfd.	146	7,245
NextEra Energy, Inc. $2.90 cv. pfd.	207	11,687
		42,898
Total convertible preferred stocks (cost $305,633)		$329,121

Retirement Income Fund Lifestyle 2     33

MORTGAGE-BACKED SECURITIES (2.0%)*	Principal amount	Value
Banc of America Commercial Mortgage Trust Ser. 06-5, Class A3, 5.39s, 2047	$20,000	$20,063
Banc of America Merrill Lynch Commercial Mortgage, Inc. Ser. 05-4, Class A5A, 4.933s, 2045	14,430	14,515
Citigroup Commercial Mortgage Trust FRB Ser. 07-C6, Class A4, 5.713s, 2049	11,000	11,909
COMM Mortgage Pass-Through Certificates
Ser. 14-UBS6, Class XA, IO, 1.088s, 2047	199,757	14,088
Ser. 14-CR14, Class XA, IO, 0.898s, 2047	184,344	8,854
COMM Mortgage Trust
Ser. 12-CR1, Class AM, 3.912s, 2045	13,000	14,183
Ser. 14-LC15, Class XA, IO, 1.416s, 2047	99,021	8,072
Ser. 14-CR18, Class XA, IO, 1.301s, 2047	99,496	7,717
Ser. 14-CR16, Class XA, IO, 1.269s, 2047	123,014	9,119
Ser. 13-LC13, Class XA, IO, 1.263s, 2046	155,979	11,204
JPMorgan Chase Commercial Mortgage Securities Trust Ser. 04-LN2, Class A2, 5.115s, 2041	1,876	1,880
LB-UBS Commercial Mortgage Trust Ser. 05-C7, Class C, 5.35s, 2040	10,000	10,018
Merrill Lynch Mortgage Trust Ser. 05-CIP1, Class AM, 5.107s, 2038	25,000	25,371
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class AS, 4.416s, 2046	10,000	11,215
Ser. 13-C13, Class XA, IO, 1.227s, 2046	98,820	7,273
Ser. 13-C12, Class XA, IO, 1.008s, 2046	182,856	9,094
Morgan Stanley Capital I Trust Ser. 07-IQ14, Class A2, 5.61s, 2049	8,326	8,364
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class XA, IO, 1 3/4s, 2063	137,320	10,428
UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1, Class AS, 5.154s, 2045	10,000	11,422
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C25, Class AJ, 5.712s, 2043	16,000	16,494
Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class AS, 4.301s, 2046	10,000	10,870
WF-RBS Commercial Mortgage Trust
Ser. 13-C12, Class AS, 3.56s, 2048	10,000	10,459
Ser. 12-C9, Class AS, 3.388s, 2045	10,000	10,352
WF-RBS Commercial Mortgage Trust 144A
Ser. 12-C10, Class XA, IO, 1.789s, 2045	199,990	19,381
Ser. 13-C12, Class XA, IO, 1.492s, 2048	217,578	17,171
Total mortgage-backed securities (cost $297,372)		$299,516

34     Retirement Income Fund Lifestyle 2

SENIOR LOANS (0.1%)* [c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 9.005s, 2017	$18,906	$17,377
Grifols Worldwide Operations USA, Inc. bank term loan FRN 3.171s, 2021	4,975	4,963
Total senior loans (cost $23,001)		$22,340

PREFERRED STOCKS (0.1%)*	Shares	Value
Citigroup, Inc. Ser. K, $1.719 ARP	790	$21,196
Total preferred stocks (cost $20,994)		$21,196

SHORT-TERM INVESTMENTS (15.7%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.20% [d]	Shares 3,645	$3,645
Putnam Short Term Investment Fund 0.10% L	Shares 2,366,152	2,366,152
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.03%, April 9, 2015 # §	$25,000	24,999
Total short-term investments (cost $2,394,796)		$2,394,796

TOTAL INVESTMENTS
Total investments (cost $14,675,063)	$15,351,484

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IO	Interest Only
OTC	Over-the-counter
REGS

Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SPDR	S&P Depository Receipts

Retirement Income Fund Lifestyle 2     35

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2014 through February 28, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $15,284,730.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,360, or less than 0.1% of net assets.

‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
Ω	Affiliated company (Note 5).
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
UR

At the reporting period end, 100 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $2,027,791 to cover certain derivative contracts and the settlement of certain securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

36     Retirement Income Fund Lifestyle 2

FORWARD CURRENCY CONTRACTS at 2/28/15 (aggregate face value $91,602) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	Hong Kong Dollar	Buy	5/20/15	$5,647	$5,648	$(1)
	Japanese Yen	Buy	5/20/15	2,434	2,449	(15)
	Singapore Dollar	Sell	5/20/15	146	148	2
	Swiss Franc	Buy	3/18/15	1,259	1,247	12
Citibank, N.A.
	Australian Dollar	Sell	4/15/15	8,263	8,501	238
	Danish Krone	Buy	3/18/15	5,671	6,347	(676)
	New Zealand Dollar	Buy	4/15/15	377	381	(4)
Credit Suisse International
	Australian Dollar	Sell	4/15/15	1,637	1,685	48
	New Zealand Dollar	Sell	4/15/15	3,842	3,888	46
	Norwegian Krone	Sell	3/18/15	599	457	(142)
	Swiss Franc	Buy	3/18/15	6,192	6,132	60
Deutsche Bank AG
	British Pound	Sell	3/18/15	2,470	2,534	64
	Euro	Sell	3/18/15	7,835	8,562	727
	Swedish Krona	Buy	3/18/15	1,380	1,537	(157)
HSBC Bank USA, National Association
	Euro	Buy	3/18/15	1,343	1,479	(136)
JPMorgan Chase Bank N.A.
	British Pound	Buy	3/18/15	1,544	1,510	34
	Euro	Buy	3/18/15	5,484	6,092	(608)
	Japanese Yen	Sell	5/20/15	3,351	3,408	57
	Norwegian Krone	Sell	3/18/15	7,107	7,332	225
	Singapore Dollar	Buy	5/20/15	4,248	4,299	(51)
State Street Bank and Trust Co.
	Euro	Buy	3/18/15	5,484	6,010	(526)
	Israeli Shekel	Buy	4/15/15	753	759	(6)
	Japanese Yen	Buy	5/20/15	3,545	3,606	(61)
	Swedish Krona	Buy	3/18/15	2,171	2,170	1
	Swiss Franc	Sell	3/18/15	1,889	1,869	(20)
UBS AG
	British Pound	Buy	3/18/15	1,698	1,685	13
	Euro	Sell	3/18/15	1,679	1,867	188
Total						$(688)

Retirement Income Fund Lifestyle 2     37

FUTURES CONTRACTS OUTSTANDING at 2/28/15 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Long)	2	$437,156	Jun-15	$434
U.S. Treasury Note 5 yr (Long)	1	119,281	Jun-15	412
Total				$846

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/15 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
EM Series 22 Index	BBB–/P	$37,638	$510,000	12/20/19	100 bp	$(20,544)
Total		$37,638	$(20,544)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2015. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/15 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 23 Index	B+/P	$(61,667)	$957,330	12/20/19	500 bp	$20,246
Total		$(61,667)	$20,246
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2015. Securities rated by Putnam are indicated by “/P.”

38     Retirement Income Fund Lifestyle 2

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$107,187	$21,919	$—
Capital goods	158,122	10,935	—
Communication services	61,533	18,690	—
Conglomerates	16,265	6,958	—
Consumer cyclicals	278,653	55,924	—
Consumer staples	202,281	29,540	—
Energy	168,562	5,236	—
Financials	801,463	59,494	—
Health care	283,580	15,469	—
Technology	337,133	13,085	—
Transportation	43,484	16,224	—
Utilities and power	84,395	—	—
Total common stocks	2,542,658	253,474	—
Convertible bonds and notes	—	483,725	611
Convertible preferred stocks	40,428	288,693	—
Corporate bonds and notes	—	1,097,056	—
Investment companies	6,624,176	—	—
Mortgage-backed securities	—	299,516	—
Preferred stocks	21,196	—	—
Senior loans	—	22,340	—
U.S. treasury obligations	—	1,282,815	—
Short-term investments	2,366,152	28,644	—
Totals by level	$11,594,610	$3,756,263	$611

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(688)	$—
Futures contracts	846	—	—
Credit default contracts	—	23,731	—
Totals by level	$846	$23,043	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2     39

Statement of assets and liabilities 2/28/15 (Unaudited)
ASSETS
Investment in securities, at value, including $3,530 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $5,828,298)	$6,485,851
Affiliated issuers (identified cost $8,846,765) (Notes 1 and 5)	8,865,633
Foreign currency (cost $—) (Note 1)	184
Dividends, interest and other receivables	32,596
Receivable for investments sold	6,107
Receivable from Manager (Note 2)	41,616
Receivable for variation margin (Note 1)	1,080
Unrealized appreciation on forward currency contracts (Note 1)	1,715
Prepaid assets	24,552
Total assets	15,459,334
LIABILITIES
Payable to custodian	2,313
Payable for investments purchased	51,535
Payable for custodian fees (Note 2)	9,958
Payable for investor servicing fees (Note 2)	1,886
Payable for Trustee compensation and expenses (Note 2)	497
Payable for administrative services (Note 2)	26
Payable for distribution fees (Note 2)	6,341
Payable for auditing and tax fees	28,359
Payable for reports to shareholders	8,936
Unrealized depreciation on OTC swap contracts (Note 1)	20,544
Premium received on OTC swap contracts (Note 1)	37,638
Unrealized depreciation on forward currency contracts (Note 1)	2,403
Collateral on securities loaned, at value (Note 1)	3,645
Other accrued expenses	523
Total liabilities	174,604
Net assets	$15,284,730

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$14,457,363
Distributions in excess of net investment income (Note 1)	(32,050)
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	182,918
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	676,499
Total — Representing net assets applicable to capital shares outstanding	$15,284,730
(Continued on next page)

40     Retirement Income Fund Lifestyle 2

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($14,264,278 divided by 1,330,422 shares)	$10.72
	Offering price per class A share (100/96.00 of $10.72)*	$11.17
	Net asset value and offering price per class B share ($273,505 divided by 25,779 shares)**	$10.61
	Net asset value and offering price per class C share ($323,106 divided by 30,454 shares)**	$10.61
	Net asset value and redemption price per class M share ($134,460 divided by 12,557 shares)	$10.71
	Offering price per class M share (100/96.75 of $10.71)†	$11.07
	Net asset value, offering price and redemption price per class R share ($116,852 divided by 10,909 shares)	$10.71
	Net asset value, offering price and redemption price per class Y share ($172,529 divided by 16,081 shares)	$10.73
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2     41

Statement of operations Six months ended 2/28/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $1,214) (including dividend income of $118,875 from investments in affiliated issuers) (Note 5)	$159,518
Interest (including interest income of $1,111 from investments in affiliated issuers) (Note 5)	40,132
Total investment income	199,650
EXPENSES
Compensation of Manager (Note 2)	21,224
Investor servicing fees (Note 2)	5,247
Custodian fees (Note 2)	16,599
Trustee compensation and expenses (Note 2)	114
Distribution fees (Note 2)	20,046
Administrative services (Note 2)	124
Reports to shareholders	10,032
Auditing and tax fees	28,350
Blue sky expense	37,062
Other	927
Fees waived and reimbursed by Manager (Note 2)	(87,493)
Total expenses	52,232
Expense reduction (Note 2)	(20)
Net expenses	52,212
Net investment income	147,438

Net realized gain on investments (including net realized loss of $10,657 on sales of investments in affiliated issuers) (Notes 1, 3 and 5)	77,333
Capital gain distributions from underlying Putnam Fund shares (Note 5)	150,317
Net realized loss on swap contracts (Note 1)	(13,077)
Net realized gain on futures contracts (Note 1)	3,340
Net realized loss on foreign currency transactions (Note 1)	(110)
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(431)
Net unrealized depreciation of investments, futures contracts and swap contracts during the period	(51,981)
Net gain on investments	165,391
Net increase in net assets resulting from operations	$312,829

The accompanying notes are an integral part of these financial statements.

42     Retirement Income Fund Lifestyle 2

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/15*	Year ended 8/31/14
	Operations:
	Net investment income	$147,438	$183,213
	Net realized gain on investments and foreign currency transactions	217,803	494,950
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(52,412)	391,343
	Net increase in net assets resulting from operations	312,829	1,069,506
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(239,703)	(233,739)
	Class B	(3,770)	(2,527)
	Class C	(4,525)	(3,453)
	Class M	(2,094)	(2,184)
	Class R	(1,800)	(1,792)
	Class Y	(3,043)	(3,275)
	Net realized short-term gain on investments
	Class A	(152,461)	(115,946)
	Class B	(2,883)	(1,663)
	Class C	(3,460)	(2,272)
	Class M	(1,413)	(1,227)
	Class R	(1,216)	(1,000)
	Class Y	(1,810)	(1,439)
	From net realized long-term gain on investments
	Class A	(178,523)	(54,495)
	Class B	(3,376)	(781)
	Class C	(4,052)	(1,067)
	Class M	(1,655)	(576)
	Class R	(1,423)	(470)
	Class Y	(2,118)	(677)
	Increase (decrease) from capital share transactions (Note 4)	3,448,393	(1,003,405)
	Total increase (decrease) in net assets	3,151,897	(362,482)
	NET ASSETS
	Beginning of period	12,132,833	12,495,315
	End of period (including distributions in excess of net investment income of $32,050 and undistributed net investment income of $75,447, respectively)	$15,284,730	$12,132,833
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2     43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d,e]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
February 28, 2015**	$10.95	.11[f]	.10	.21	(.19)	(.25)	(.44)	$10.72	1.96*	$14,264	.35*	1.04*[f]	17*
August 31, 2014	10.42	.16[g]	.72	.88	(.20)	(.15)	(.35)	10.95	8.59	11,238.70		1.45[g]	56
August 31, 2013	10.15	.09	.35	.44	(.08)	(.09)	(.17)	10.42	4.41	11,695.70		.89	29
August 31, 2012	9.75	.14[h]	.49	.63	(.23)	—	(.23)	10.15	6.62	10,110.70		1.40[h]	36
August 31, 2011†	10.00	.01	(.26)	(.25)	—	—	—	9.75	(2.50)*	9,431	.15*	.08*	11*
Class B
February 28, 2015**	$10.85	.08[f]	.08	.16	(.15)	(.25)	(.40)	$10.61	1.59*	$274	.72*	.71*[f]	17*
August 31, 2014	10.36	.07[g]	.72	.79	(.15)	(.15)	(.30)	10.85	7.73	199	1.45	.65[g]	56
August 31, 2013	10.11	.02	.35	.37	(.03)	(.09)	(.12)	10.36	3.72	181	1.45	.16	29
August 31, 2012	9.74	.06[h]	.49	.55	(.18)	—	(.18)	10.11	5.73	156	1.45	.66[h]	36
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	—	9.74	(2.60)*	153	.32*	(.09)*	11*
Class C
February 28, 2015**	$10.85	.07[f]	.09	.16	(.15)	(.25)	(.40)	$10.61	1.59*	$323	.72*	.65*[f]	17*
August 31, 2014	10.36	.06[g]	.73	.79	(.15)	(.15)	(.30)	10.85	7.73	290	1.45	.59[g]	56
August 31, 2013	10.11	.01	.36	.37	(.03)	(.09)	(.12)	10.36	3.72	237	1.45	.05	29
August 31, 2012	9.74	.06[h]	.49	.55	(.18)	—	(.18)	10.11	5.73	101	1.45	.65[h]	36
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	—	9.74	(2.60)*	98	.32*	(.09)*	11*
Class M
February 28, 2015**	$10.94	.09[f]	.10	.19	(.17)	(.25)	(.42)	$10.71	1.85*	$134	.47*	.88*[f]	17*
August 31, 2014	10.41	.13[g]	.73	.86	(.18)	(.15)	(.33)	10.94	8.34	135.95		1.17[g]	56
August 31, 2013	10.14	.07	.35	.42	(.06)	(.09)	(.15)	10.41	4.17	128.95		.65	29
August 31, 2012	9.75	.11[h]	.49	.60	(.21)	—	(.21)	10.14	6.27	124.95		1.15[h]	36
August 31, 2011†	10.00	—[i]	(.25)	(.25)	—	—	—	9.75	(2.50)*	119	.21*	.02*	11*
Class R
February 28, 2015**	$10.94	.10[f]	.09	.19	(.17)	(.25)	(.42)	$10.71	1.85*	$117	.47*	.88*[f]	17*
August 31, 2014	10.42	.13[g]	.72	.85	(.18)	(.15)	(.33)	10.94	8.25	112.95		1.17[g]	56
August 31, 2013	10.14	.07	.36	.43	(.06)	(.09)	(.15)	10.42	4.27	104.95		.65	29
August 31, 2012	9.75	.11[h]	.48	.59	(.20)	—	(.20)	10.14	6.22	101.95		1.15[h]	36
August 31, 2011†	10.00	—[i]	(.25)	(.25)	—	—	—	9.75	(2.50)*	97	.21*	.02*	11*
Class Y
February 28, 2015**	$10.96	.12[f]	.10	.22	(.20)	(.25)	(.45)	$10.73	2.08*	$173	.22*	1.15*[f]	17*
August 31, 2014	10.43	.18[g]	.73	.91	(.23)	(.15)	(.38)	10.96	8.82	160.45		1.67[g]	56
August 31, 2013	10.15	.12	.35	.47	(.10)	(.09)	(.19)	10.43	4.75	150.45		1.16	29
August 31, 2012	9.76	.16[h]	.49	.65	(.26)	—	(.26)	10.15	6.82	102.45		1.66[h]	36
August 31, 2011†	10.00	.01	(.25)	(.24)	—	—	—	9.76	(2.40)*	98	.10*	.13*	11*

See notes to financial highlights at the end of this section.

44	Retirement Income Fund Lifestyle 2	Retirement Income Fund Lifestyle 2	45

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period June 13, 2011 (commencement of operations) to August 31, 2011.

a  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
February 28, 2015	0.61%
August 31, 2014	1.11
August 31, 2013	0.81
August 31, 2012	2.03
August 31, 2011	1.04

e  Expense ratios do not include expenses of the acquired funds.

f  Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.05	0.45%
Class B	0.05	0.47
Class C	0.05	0.44
Class M	0.05	0.42
Class R	0.05	0.43
Class Y	0.05	0.44

g  Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.05	0.51%
Class B	0.05	0.48
Class C	0.05	0.45
Class M	0.05	0.50
Class R	0.05	0.49
Class Y	0.05	0.49

The accompanying notes are an integral part of these financial statements.

46     Retirement Income Fund Lifestyle 2

Financial highlights (Continued)

h  Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.06	0.64%
Class B	0.06	0.65
Class C	0.06	0.64
Class M	0.06	0.64
Class R	0.06	0.64
Class Y	0.06	0.64

iAmount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2     47

Notes to financial statements 2/28/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2014 through February 28, 2015.

Putnam Retirement Income Fund Lifestyle 2 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund, which are other Putnam mutual funds and referred to as underlying funds. The fund may invest without limit in bonds that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market or short-term investment funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these

48     Retirement Income Fund Lifestyle 2

procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any,

Retirement Income Fund Lifestyle 2     49

are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

50     Retirement Income Fund Lifestyle 2

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $59,717 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Retirement Income Fund Lifestyle 2     51

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $3,645 and the value of securities loaned amounted to $3,530.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $14,690,673, resulting in gross unrealized appreciation and depreciation of $844,794 and $183,983, respectively, or net unrealized appreciation of $660,811.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

52     Retirement Income Fund Lifestyle 2

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds that charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through December 30, 2015, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $2,511 as a result of this limit.

Putnam Management has also contractually agreed, through December 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $84,982 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution accounts (“retail accounts”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$4,894
Class B	89
Class C	114
Class M	49
Class R	41
Class Y	60
Total	$5,247

Retirement Income Fund Lifestyle 2     53

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $20 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$16,676
Class B	1,201
Class C	1,558
Class M	330
Class R	281
Total	$20,046

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $223 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$4,163,577	$1,778,826
U.S. government securities (Long-term)	663,893	277,605
Total	$4,827,470	$2,056,431

54     Retirement Income Fund Lifestyle 2

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/15		Year ended 8/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	314,916	$3,419,217	204,395	$2,200,544
Shares issued in connection with reinvestment of distributions	25,899	274,543	6,979	73,680
	340,815	3,693,760	211,374	2,274,224
Shares repurchased	(36,403)	(391,627)	(307,440)	(3,332,059)
Net increase (decrease)	304,412	$3,302,133	(96,066)	$(1,057,835)

	Six months ended 2/28/15		Year ended 8/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	7,110	$76,830	1,967	$20,968
Shares issued in connection with reinvestment of distributions	956	10,016	189	1,972
	8,066	86,846	2,156	22,940
Shares repurchased	(596)	(6,316)	(1,308)	(13,729)
Net increase	7,470	$80,530	848	$9,211

	Six months ended 2/28/15		Year ended 8/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	2,973	$31,878	5,929	$62,666
Shares issued in connection with reinvestment of distributions	945	9,907	225	2,348
	3,918	41,785	6,154	65,014
Shares repurchased	(163)	(1,712)	(2,358)	(25,145)
Net increase	3,755	$40,073	3,796	$39,869

	Six months ended 2/28/15		Year ended 8/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with reinvestment of distributions	488	5,162	83	875
	488	5,162	83	875
Shares repurchased	(277)	(3,019)	—	—
Net increase	211	$2,143	83	$875

	Six months ended 2/28/15		Year ended 8/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	268	$2,879	205	$2,222
Shares issued in connection with reinvestment of distributions	419	4,439	14	151
	687	7,318	219	2,373
Shares repurchased	—	—	—	—
Net increase	687	$7,318	219	$2,373

Retirement Income Fund Lifestyle 2     55

	Six months ended 2/28/15		Year ended 8/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,556	$17,068	7	$65
Shares issued in connection with reinvestment of distributions	653	6,927	192	2,037
	2,209	23,995	199	2,102
Shares repurchased	(709)	(7,799)	—	—
Net increase	1,500	$16,196	199	$2,102

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	674,487	50.70%	$7,230,501
Class B	10,388	40.30	110,217
Class C	10,388	34.11	110,217
Class M	10,421	82.99	111,609
Class R	10,422	95.54	111,620
Class Y	10,489	65.23	112,547

Note 5: Affiliated transactions

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Capital gain distributions	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$1,741,204	$1,320,260	$695,312	$1,084	$—	$2,366,152
Putnam Absolute Return 100 Fund Class Y	567,289	190,424	37,507	10,964	—	711,578
Putnam Absolute Return 300 Fund Class Y	1,383,439	495,183	90,017	64,478	—	1,731,525
Putnam Absolute Return 500 Fund Class Y	2,367,960	883,502	150,029	35,569	130,090	3,026,246
Putnam Absolute Return 700 Fund Class Y	363,920	135,767	22,504	7,864	20,227	468,223
Putnam Money Market Fund Class A	444,673	143,597	30,006	27	—	558,264
Totals	$6,868,485	$3,168,733	$1,025,375	$119,986	$150,317	$8,861,988

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

56     Retirement Income Fund Lifestyle 2

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2
Forward currency contracts (contract amount)	$180,000
OTC credit default contracts (notional)	$500,000
Centrally cleared credit default contracts (notional)	$920,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$81,913*	Payables, Net assets — Unrealized depreciation	$58,182
Foreign exchange contracts	Receivables	1,715	Payables	2,403
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	846*	Payables	—
Total		$84,474		$60,585

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Retirement Income Fund Lifestyle 2     57

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$(13,077)	$(13,077)
Foreign exchange contracts	—	343	—	$343
Interest rate contracts	3,340	—	—	$3,340
Total	$3,340	$343	$(13,077)	$(9,394)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$(3,660)	$(3,660)
Foreign exchange contracts	—	(710)	—	$(710)
Interest rate contracts	412	—	—	$412
Total	$412	$(710)	$(3,660)	$(3,958)

58     Retirement Income Fund Lifestyle 2

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Retirement Income Fund Lifestyle 2     59

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
OTC Credit default contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Centrally cleared credit default contracts§	—	736	—	—	—	—	—	—	—	—	736
Futures contracts§	—	—	—	—	—	—	—	344	—	—	344
Forward currency contracts#	14	—	238	154	791	—	316	—	1	201	1,715
Total Assets	$14	$736	$238	$154	$791	$—	$316	$344	$1	$201	$2,795
Liabilities:
OTC Credit default contracts*#	$58,182	$—	$—	$—	$—	$—	$—	$—	$—	$—	$58,182
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	16	—	680	142	157	136	659	—	613	—	2,403
Total Liabilities	$58,198	$—	$680	$142	$157	$136	$659	$—	$613	$—	$60,585
Total Financial and Derivative Net Assets	$(58,184)	$736	$(442)	$12	$634	$(136)	$(343)	$344	$(612)	$201	$(57,790)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(58,184)	$736	$(442)	$12	$634	$(136)	$(343)	$344	$(612)	$201

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

60	Retirement Income Fund Lifestyle 2	Retirement Income Fund Lifestyle 2	61

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

*  An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

62     Retirement Income Fund Lifestyle 2

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Retirement Income Fund Lifestyle 2     63

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

64     Retirement Income Fund Lifestyle 2

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 2. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

SA098
293349 4/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2015